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                                 EXHIBIT INDEX

The following exhibits are filed as part of this Quarterly Report:

EXHIBIT                            DESCRIPTION
--------- ---------------------------------------------------------------------

*31.1 Certification of Mark E. Schwarzmann pursuant to Rule 13a-14(a) promulgated under the Securities Exchange Act of 1934, as amended.

*31.2 Certification of Brian J. McGrane pursuant to Rule 13a-14(a) promulgated under the Securities Exchange Act of 1934, as amended.

*32.1 Certification of Mark E. Schwarzmann and Brian J. McGrane pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002.


*         Filed electronically herewith.

                                      E-1